Contract assets and liabilities	12 Months Ended
Dec. 31, 2020
Text block [abstract]
Contract assets and liabilities
9.	Contract assets and liabilities
In case of providing both wireless telecommunication services and sales of handsets, the Group allocated the consideration based on relative stand-alone selling prices and recognized unbilled receivables from handset sales as contract assets. The Group recognized receipts in advance for prepaid telecommunications services and unearned revenue for customer loyalty programs as contract liabilities.

(1)	Details of contract assets and liabilities as of December 31, 2020 and 2019 are as follows:

(In millions of won)
	December 31, 2020		December 31, 2019
Contract assets:
Allocation of consideration between performance obligations	￦	148,281	191,858
Contract liabilities:
Wireless service contracts		22,026	20,393
Customer loyalty programs		16,709	21,945
Fixed-line service contracts		106,916	65,315
Security services		30,597	32,026
Others		84,348	83,777

	￦	260,596	223,456

(2)
The amount of revenue recognized during the year ended December 31, 2020 related to the contract liabilities carried forward from the prior period is ￦142,144 million and during the year ended December 31, 2019 related to the contract liabilities carried forward from the prior period is ￦ 117,409 million. Details of revenue expected to be recognized from contract liabilities as of December 31, 2020 are as follows:

(In millions of won)
	Less than 1 year		1 ~ 2 years	More than 2 years	Total
Wireless service contracts	￦	22,026	—	—	22,026
Customer loyalty programs		13,704	2,123	882	16,709
Fixed-line service contracts		91,966	9,687	5,263	106,916
Security services		22,953	5,764	1,880	30,597
Others		79,243	1,798	3,307	84,348

	￦	229,892	19,372	11,332	260,596